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                                                                    Exhibit 13.1



                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Annual Report of Korea Electric Power Corporation (the "Company") on Form 20-F for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kang, Dong-Suk, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: June 27, 2003



                                            By: /s/ Kang, Dong-Suk
                                            ------------------------------------
                                            Name: Kang, Dong-Suk
                                            Title: Chairman & CEO